[ICON FUNDS LOGO]
                       SUPPLEMENT DATED SEPTEMBER 1, 2003
                            TO ICON FUNDS PROSPECTUS
                              DATED OCTOBER 1, 2002


The ICON Funds Prospectus related to the ICON Bond Fund is hereby amended on page 7 by replacing the second and third paragraphs under "The Fund's Investment Manager" with the following:

               Meridian and its predecessor company have operated as investment advisers since 1986. Meridian also serves as investment adviser or sub-adviser to a number of other investment advisers, pension and profit- sharing plans, public retirement systems, and private accounts, managing more than $1.3 billion in total assets as of June 30, 2003.

               The Fund is managed using Meridian's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chief Investment Officer and Investment Committee chair of Meridian and its predecessor company since 1986. He received a doctorate of business administration (finance) degree from Kent State University and began his investment career in 1979.

               The ICON Bond Fund is managed by Derek Rollingson, Portfolio Manager and a member of Meridian's Investment Committee. Mr. Rollingson received a bachelor's degree in finance from Brigham Young University with a minor in statistics in 1997 and is currently pursuing a master's of finance degree at the University of Denver. He joined Meridian in 2000 as an assistant portfolio manager after working as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

The Prospectus is hereby supplemented by adding the following paragraph under the section "Retirement Accounts" on page 9:

               Effective October 16, 2003 each IRA account maintained under your Social Security number will be charged an annual $15.00 custodial fee.

The Prospectus is hereby supplemented by adding the following paragraph under the section "Transaction Policies" on page 13:

               Please note that in compliance with the USA PATRIOT Act of 2001, effective October 1, 2003, the Transfer Agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number and permanent mailing address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be permitted to open your account. Please contact the Transfer Agent at 1-800-764-0442 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person  authorized  to act  on  your  behalf,  or if it
               believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

The Prospectus is hereby supplemented by adding the following sentence to the second paragraph under the section "Taxes" on page 16:

               Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

The Prospectus is hereby supplemented by adding the following sentence after the fourth sentence of the third paragraph under the section "Taxes" on page 16:

               The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003.